U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                               --------------------------


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



           Date of Report (date of earliest event reported): June 3, 2003




                            EASTGROUP PROPERTIES, INC.
                    ---------------------------------------------
                 (Exact Name of Registrant as Specified in its Charter)




         Maryland                        1-7094                    13-2711135
-----------------------------    ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)


       300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201-2195
       ----------------------------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                  (601)354-3555
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On June 3, 2003, EastGroup Properties, Inc. (the "Company") issued a press release, which announced that the Company received binding commitments to purchase substantially all shares of the 1,320,000 shares of 7.95% Series D Cumulative Redeemable Preferred Stock that the Company is in the process of offering. The shares have a $25 liquidation value per share and will be redeemable at par at the option of the Company on or after July 2, 2008. The first dividend will be payable on October 15, 2003 and will be for less than a full quarter. Closing of the offering is expected to occur on July 2, 2003. If fully subscribed, the offering will result in approximately $32.3 million of net proceeds, which, along with the net proceeds from the Company's recent Common Stock offering, will be used to redeem all of the Company's outstanding 9.00% Series A Cumulative Redeemable Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     On June 4, 2003, the Company issued a corrected press release to revise the dividend accrual period on the Series A Preferred Stock that has been called for redemption. The redemption will be effective on July 7, 2003 at a redemption price of $25.00 per share plus accrued and unpaid dividends through and including the redemption date. The June 3, 2003 press release indicated that the accrual period would be July 1, 2003 through and including the redemption date. The actual accrual period of unpaid dividends is April 15, 2003 through and including the redemption date. A copy of the press release is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed with this Form 8-K:

99.1     Press Release dated June 3, 2003.
99.2     Press Release dated June 4, 2003.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 4, 2003

                           EASTGROUP PROPERTIES, INC.



                           By: /s/ N. KEITH MCKEY
                              ------------------------------
                              N. Keith McKey
                              Executive Vice President,
                              Chief Financial Officer and Secretary

                                  Exhibit Index

Exhibit 99.1               Press Release dated June 3, 2003.
Exhibit 99.2               Press Release dated June 4, 2003.

                                                                    Exhibit 99.1
                                  NEWS RELEASE

FOR MORE INFORMATION, CONTACT:
David H. Hoster II, President and Chief Executive Officer
N. Keith McKey, Chief Financial Officer
(601) 354-3555

--------------------------------------------------------------------------------
         EASTGROUP PROPERTIES PRICES SERIES D PREFERRED STOCK OFFERING
                AND CALLS SERIES A PREFERRED STOCK FOR REDEMPTION
--------------------------------------------------------------------------------

     JACKSON, MISSISSIPPI, June 3, 2003 -- EastGroup Properties (NYSE-EGP) today announced that it received binding commitments to purchase substantially all shares of the 1,320,000 shares of 7.95% Series D Cumulative Redeemable Preferred Stock that the Company is in the process of offering. The shares have a $25 liquidation value per share and will be redeemable at par at the option of the Company on or after July 2, 2008. The first dividend will be payable on October 15, 2003 and will be for less than a full quarter. If fully subscribed, the offering will result in approximately $32.3 million of net proceeds, which, along with the net proceeds from the Company's recent Common Stock offering, will be used to redeem all of the Company's outstanding 9.00% Series A Cumulative Redeemable Preferred Stock.

     Mercury Capital Markets LLC, an affiliate of Mercury Partners LLC, a real estate merchant bank, is acting as exclusive placement agent in connection with the offering.

     This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. A copy of the prospectus supplement relating to these securities may be obtained when available by contacting Mercury Capital Markets LLC at 100 Field Point Road, Greenwich, CT 06830, telephone number 203-769-2980.

     The Company will redeem all of its 1,725,000 shares of 9.00% Series A Cumulative Redeemable Preferred Stock (NYSE: EGP PrA, CUSIP: 277 276 200). The redemption is expected to take place on or about July 7, 2003 at a redemption price of $25.00 per share plus accrued and unpaid dividends for the period from July 1, 2003 through and including the redemption date.

     From the redemption date forward, distributions will cease to accrue. The Series A preferred stock will no longer be deemed to be outstanding and all rights of the holders will cease, except the right to receive the redemption price, without interest, upon presentation and surrender of the Series A Cumulative Redeemable Preferred Stock to EquiServe Trust Company, N.A., the redemption agent, during its usual business hours at the address specified in the Letter of Transmittal accompanying the Notice of Redemption.

     The Notice of Redemption and related materials will be mailed to holders of record of the Series A Cumulative Redeemable Preferred Stock on or about June 5, 2003. Questions relating to the Notice of Redemption and related materials should be directed to EquiServe Trust Company, N.A., the redemption agent at 1-800-251-4215.

     EastGroup Properties, Inc. is a self-administered equity real estate investment trust focused on the acquisition, ownership and development of industrial properties in major Sunbelt markets throughout the United States. EastGroup's portfolio currently includes 18.8 million square feet with an additional 510,000 square feet of properties under development.

     EastGroup    Properties,    Inc.    press   releases   are   available   at
www.eastgroup.net.

                                   # # # #

                     P.O. BOX 22728 JACKSON, MS 39225-2728
                      TEL: 601-354-3555 FAX: 601-352-1441

                                                                   Exhibit 99.2

                                  NEWS RELEASE



FOR MORE INFORMATION, CONTACT:
David H. Hoster II, President and Chief Executive Officer
N. Keith McKey, Chief Financial Officer
         (601) 354-3555

--------------------------------------------------------------------------------
                   EASTGROUP PROPERTIES ANNOUNCES A CORRECTION
                  TO THE DIVIDEND ACCRUAL PERIOD ON THE SERIES A
                        PREFERRED STOCK CALLED FOR REDEMPTION
--------------------------------------------------------------------------------

     JACKSON, MISSISSIPPI, June 4, 2003 -- EastGroup Properties (NYSE-EGP) today announces a correction to its June 3, 2003 press release "EASTGROUP PROPERTIES PRICES SERIES D PREFERRED STOCK OFFERING AND CALLS SERIES A PREFERRED STOCK FOR REDEMPTION" to revise the dividend accrual period on the Series A Preferred Stock that has been called for redemption. The redemption will be effective on July 7, 2003 at a redemption price of $25.00 per share plus accrued and unpaid dividends through and including the redemption date. The June 3, 2003 press release indicated that the accrual period would be July 1, 2003 through and including the redemption date. The actual accrual period of unpaid dividends is April 15, 2003 through and including the redemption date.

     EastGroup Properties, Inc. is a self-administered equity real estate investment trust focused on the acquisition, ownership and development of industrial properties in major Sunbelt markets throughout the United States. EastGroup's portfolio currently includes 18.8 million square feet with an additional 510,000 square feet of properties under development.

     EastGroup    Properties,    Inc.    press   releases   are   available   at
www.eastgroup.net.
                                   # # # #

                    P.O. BOX 22728 JACKSON, MS 39225-2728
                     TEL: 601-354-3555 FAX: 601-352-1441